UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

January 30, 2006

(Date of earliest event reported)

January 30, 2006

St. Joseph Capital Corporation

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-6581

35-1977746

(Commission File Number)

           (I.R.S. Employer Identification Number)

3820 Edison Lakes Parkway, Mishawaka, Indiana

46545

              (Address of principal executive offices)

(Zip Code)

(800) 890-2798

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On January 30, 2006, the Company issued a press release announcing its financial results for the three months and the year ended December 31, 2005.  The press release is attached hereto as Exhibit 99.1.

Item 8.01.  Other Events

On January 30, 2006 the Company issued a press release announcing the declaration of a quarterly dividend, along with its financial results for the three months and year ended December 31, 2005.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c)

Exhibits

99.1 Press release dated January 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JOSEPH CAPITAL CORPORATION

Dated:  January 30, 2006

By:

/s/ Mark E. Secor

Mark E. Secor

Senior Vice President

and Chief Financial Officer

News Release

Contacts:

John Rosenthal: 574-273-9700

Mark Secor:  800-890-2798

Fax:  574-243-9670

E-mail: jrosenthal@sjcb.com

             msecor@sjcb.com

FOR IMMEDIATE RELEASE

St. Joseph Capital Corporation Announces

Fourth Quarter And Year End Results

Mishawaka, Indiana – January 30, 2006 – The chairman, president and chief executive officer of St. Joseph Capital Corp. (Nasdaq SC:SJOE), John W. Rosenthal, today announced that the Company’s consolidated net income for the three month period ended December 31, 2005, was $806,000 compared to $710,000 for the same period in 2004 for an increase of $96,000 or 13.5%. Earnings per common share (EPS) for the three months ended December 31, 2005 increased to $0.46 basic and $0.43 fully-diluted, compared to $0.41 basic and $0.39 fully-diluted EPS for the three months ended December 31, 2004. The increase in net income for the three months ended December 31, 2005 compared to the same period in the prior year was comprised of an increase in net interest income after provision for loan losses of $47,000, an increase in non-interest income of $10,000, and a decrease in tax expense of $51,000. These were offset by an increase in non-interest expense of $12,000.

Consolidated net income for the year ended December 31, 2005 was $3.2 million compared to $2.4 million for the same period in 2004 for an increase of $811,000 or 33.7%. Earnings per common share for the year ended December 31, 2005 increased to $1.85 basic and $1.73 fully-diluted, compared to $1.39 basic and $1.33 fully-diluted EPS for the year ended December 31, 2004. The increase in net income during 2005 compared to the same period in the prior year was comprised of an increase in net interest income after provision for loan losses of $1.0 million, an increase in non-interest income of $227,000, and a decrease in tax expense of $181,000. These were offset by an increase in non-interest expense of $624,000.

Total assets as of December 31, 2005 reached $481.1 million, an increase of $82.0 million or 20.6% compared to December 31, 2004. Loan growth remained good, increasing by $7.7 million or 2.3% during the fourth quarter compared to the last quarter and $56.7 million, or 20.1% compared to 2004. The attached financial statements provide additional information and performance measurements.

In announcing the fourth quarter and year-end results, Chairman Rosenthal stated, “It’s hard to believe that St. Joseph Capital Corporation has completed its tenth year of operation. Throughout this period we have enjoyed great growth. And since reaching profitability in the fourth quarter of 1998, we have recorded seven consecutive years of increased profits.”

In addition to disclosing fourth quarter results, Chairman Rosenthal announced an increase in the quarterly divided to $0.06 per common share to be paid on March 15, 2006 to shareholders of record on March 1, 2006.

St. Joseph Capital Corporation is a bank holding company whose headquarters are located in Mishawaka, Indiana. Its primary operating subsidiary, St. Joseph Capital Bank, provides a broad array of banking services to businesses and individuals in the Michiana area. St. Joseph Capital Bank employs numerous delivery channels from it’s two banking centers including a unique courier service and electronic banking accessed via their website, www.sjcb.com. St. Joseph Capital Bank is a member of the Federal Deposit Insurance Corporation.

#####

SPECIAL NOTE CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings made by St. Joseph Capital Corporation with the Securities and Exchange Commission. St. Joseph Capital Corporation undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

ST. JOSEPH CAPITAL CORPORATION

Consolidated Statements of Operations (Unaudited)

(Dollars in thousands, except per share data)

Three Months Ended

Twelve Months Ended

                                                                                                              Dec. 31, 2005

Dec. 31, 2004

    Dec. 31, 2005

Dec. 31, 2004

Interest income

Loans, including fees

$

5,172

$

3,639

$

18,057

$

12,717

Securities and other interest income

850

580

3,639

2,040

6,022

4,219

21,696

     14,757

Interest expense

Deposits

2,696

995

8,693

2,862

Securities sold under agreements

to repurchase and other borrowings

770

677

2,792

2,450

3,466

1,672

11,485

5,312

Net interest income

2,556

2,547

10,211

9,445

Provision for loan losses

-

38

-

261

Net interest income after provision for loan losses

2,556

2,509

10,211

9,184

Noninterest income

Gain on sales of securities available for sale, net

-

-

11

106

Other noninterest income

229

219

945

623

229

219

956

729

Noninterest expense

Employee compensation and benefits

1,092

1,068

4,571

4,200

Stock option expense

31

23

136

101

Occupancy and equipment expense

136

104

517

391

Other expense

413

465

1,624

1,532

1,672

1,660

6,848

6,224

Income before income taxes

1,113

1,068

4,319

3,689

Income tax expense

307

358

1,099

1,280

Net income

$

806

$

710

$

3,220

$

2,409

Basic income per common share

$

.46

$

.41

$

1.85

$

1.39

Diluted income per common share

$

.43

$

.39

$

1.73

$

1.33

ST. JOSEPH CAPITAL CORPORATION

Condensed Consolidated Balance Sheets (Unaudited)

(Dollars in thousands)

 December 31, 2005 December 31, 2004

ASSETS

Total cash and cash equivalents

$

41,826

$

45,332

Securities available for sale

83,554

58,230

Federal Home Loan Bank (FHLB) stock

3,152

3,087

Loans receivable

338,705

281,999

Less: Allowance for loan losses

3,578

3,578

Loans receivable, net

335,127

278,421

Premises and equipment, net

3,260

2,409

Interest receivable and other assets

14,209

11,580

Total assets

$

481,128

$

399,059

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities

Total deposits

$

343,398

$

312,657

Securities sold under agreements to repurchase

and other borrowings

37,250

13,107

FHLB advances

60,200

41,740

Subordinated debentures

8,000

3,000

Interest payable and other liabilities

3,339

2,023

Total liabilities

452,175

372,527

Total shareholders’ equity

28,941

26,532

Total liabilities and shareholders’ equity

      $         481,128

      $   _    399,059

ST. JOSEPH CAPITAL CORPORATION

Selected Quarterly Consolidated Financial Data (Unaudited)

(Dollars in thousands, except per share data)

	Three Months	Three Months	Three Months	Three Months	Three Months
	December 31,	September 30,	June 30,	March 31,	December 31,
	2005	2005	2005	2005	2004
EARNINGS
Net interest income	$ 2,556	$ 2,583	$ 2,528	$ 2,542	$ 2,547
Provision for loan loss	-	-	-	-	38
Noninterest income	229	232	249	246	219
Noninterest expense	1,672	1,744	1,763	1,667	1,660
Net income	806	803	815	796	710
Basic earnings per share	0.46	0.46	0.47	0.46	0.41
Diluted earnings per share	$ 0.43	$ 0.43	$ 0.44	$ 0.43	$ 0.39
Average shares outstanding	1,749,120	1,746,401	1,741,803	1,738,382	1,735,978
Average diluted shares outstanding	1,855,800	1,869,924	1,869,643	1,850,800	1,821,483

PERFORMANCE RATIOS
Return on average assets*	0.71%	0.72%	0.77%	0.79%	0.79%
Return on average common equity *	11.49%	11.58%	12.00%	12.09%	10.72%
Net interest margin (fully-tax equivalent)*	2.53%	2.60%	2.69%	2.78%	3.13%
Efficiency ratio	60.04%	61.95%	63.49%	59.79%	60.01%

CAPITAL
Average equity to average assets	6.2%	6.2%	6.4%	6.5%	7.4%
Tier 1 leverage capital ratio	8.5%	8.4%	8.8%	8.5%	8.0%
Tier 1 risk-based capital ratio	10.7%	10.8%	10.9%	11.4%	9.9%
Total risk-based capital ratio	11.7%	11.8%	12.0%	12.6%	11.1%
Book value per share	16.55	16.34	16.09	15.24	15.28

ASSET QUALITY
Net charge-offs	$ -	$ -	$ -	$ -	$ -
Net charge-offs to average loans *	0.00%	0.00%	0.00%	0.00%	0.00%
Allowance for loan losses	$ 3,578	$ 3,578	$ 3,578	$ 3,578	$ 3,578
Allowance for loan losses to total loans	1.06%	1.08%	1.16%	1.23%	1.27%
Nonperforming loans	$ -	$ -	$ -	$ -	$ -
Other real estate owned	$ -	$ -	$ -	$ -	$ -
Nonperforming loans to total loans	0.00%	0.00%	0.00%	0.00%	0.00%
Nonperforming assets to total assets	0.00%	0.00%	0.00%	0.00%	0.00%

END OF PERIOD BALANCES
Total assets	$ 481,128	$ 450,767	$ 446,842	$ 412,710	$ 399,059
Total earning assets	425,934	415,748	409,301	382,790	347,286
Total loans	338,705	330,972	308,750	289,962	281,999
Total deposits	343,398	332,876	331,364	325,866	312,657
Stockholders' equity	28,941	28,537	28,018	26,494	26,532

AVERAGE BALANCES
Total assets	$ 447,615	$ 440,751	$ 423,181	$ 409,517	$ 357,808
Total earning assets	419,884	413,442	397,011	385,819	334,964
Total loans	331,579	317,514	293,490	284,685	269,928
Total deposits	346,684	299,975	288,660	290,061	215,313
Stockholders' equity	27,819	27,519	27,250	26,692	26,349

* annualized for quarterly data

St. Joseph Capital Corporation
Selected Year to Date Consolidated Financial Data (Unaudited)
(Dollars in thousands, except per share data)
	December 31,	December 31,
	2005	2004
EARNINGS
Net interest income	$ 10,211	$ 9,445
Provision for loan loss	-	261
Noninterest income	956	729
Noninterest expense	6,848	6,224
Net income	3,220	2,409
Basic earnings per share	1.85	1.39
Diluted earnings per share	$ 1.73	$ 1.33
Average shares outstanding	1,743,963	1,733,127
Average diluted shares outstanding	1,864,399	1,809,187

PERFORMANCE RATIOS
Return on average assets	0.75%	0.75%
Return on average common equity	11.84%	9.52%
Net interest margin (fully-tax equivalent)	2.64%	3.17%
Efficiency ratio	61.32%	61.18%

CAPITAL
Average equity to average assets	6.3%	7.9%
Tier 1 leverage capital ratio	8.5%	8.0%
Tier 1 risk-based capital ratio	10.7%	9.9%
Total risk-based capital ratio	11.7%	11.1%
Book value per share	16.53	15.27

ASSET QUALITY
Net charge-offs	$ -	$ -
Net charge-offs to average loans	0.00%	0.00%
Allowance for loan losses	$ 3,578	$ 3,578
Allowance for loan losses to total loans	1.06%	1.27%
Nonperforming loans	$ -	$ -
Other real estate owned	$ -	$ -
Nonperforming loans to total loans	0.00%	0.00%
Nonperforming assets to total assets	0.00%	0.00%

END OF PERIOD BALANCES
Total assets	$ 481,128	$ 399,059
Total earning assets	425,934	350,864
Total loans	338,705	281,999
Total deposits	343,398	312,657
Stockholders' equity	28,941	26,532

AVERAGE BALANCES
Total assets	$ 430,125	$ 322,202
Total earning assets	404,013	306,163
Total loans	306,975	245,667
Total deposits	334,145	226,604
Stockholders' equity	27,194	25,313